Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Total Return Series, Inc.

Federated Ultrashort Bond Fund

for purposes of this supplement, all share classes of the above-named funds are included

SUPPLEMENT TO PROSPECTUSES DATED November 30, 2010

Please delete the section entitled “Frequent Trading Policies” in its entirety and replace it with the following:

“FREQUENT TRADING POLICIES

The Fund is intended as a liquid, short-term investment and generally permits frequent or short-term trading into and out of the Fund. Given the short-term nature of a majority of the Fund's investments, under normal market conditions the Fund does not expect that such trading will have material adverse consequences for the Fund or its shareholders. For these reasons, the Fund's Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund's Shares. It is possible, however, that under certain market conditions, such frequent or short-term trading or certain sized trades or other trading practices could have material adverse consequences for the Fund or its shareholders, particularly long-term shareholders. The Fund at all times reserves the right to refuse any purchase or exchange request for any reason.

Other funds in the Federated family of funds may impose monitoring policies. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders, and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated fund, please read the prospectus of that other Federated fund for more information.”

June 30, 2011

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450889 (6/11)